================================================================================

Exhibit 99.2






                        JINAN YINQUAN TECHNOLOGY CO., LTD
                              FINANCIAL STATEMENTS
                                   (Unaudited)
                             JUNE 30, 2006 AND 2005



                                TABLE OF CONTENTS








           Balance Sheets - Unaudited                                       1

           Statements of Income - Unaudited                                 2

           Statements of Cash Flows - Unaudited                             3


           Statements of Stockholders' Equity - Unaudited                   4

           Notes to Financial Statements - Unaudited                       5-10

                       JINAN YINQUAN TECHNOLOGY CO., LTD.
                                 BALANCE SHEETS
                           AS OF JUNE 30 2006 AND 2005

                                                                                   2006                   2005
                                                                              (Unaudited)             (Unaudited)
                                                                              -----------             -----------
ASSETS
------
Current Assets
        Cash and cash equivalents                                      $              225,009  $                89,324
        Accounts receivable                                                           424,390                  143,527
        Inventories                                                                   111,478                   91,537
        Advance to suppliers                                                          132,484                   86,347
        Prepaid expenses and other assets                                             188,105                  100,586
                                                                          --------------------    ---------------------
            Total Current Assets                                                    1,081,466                  511,321

Property & Equipment, net                                                             344,209                   48,660

Intangible Asset, net                                                                  32,147                   47,995
                                                                          --------------------    ---------------------
                                                                       $            1,457,822  $               607,976
                                                                          ====================    =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities
        Short term loan                                                $              125,069  $                     -
        Accounts payable                                                              145,515                    1,208
        Advance from customers                                                         12,945                   12,185
        Accrued expenses and other current liabilities                                 65,351                  110,690
                                                                          --------------------    ---------------------
             Total Current Liabilities                                                348,880                  124,083
Stockholders'  Equity
        Capital stock                                                                 414,154                  241,642
        Other comprehensive income                                                     26,407                        9
        Retained earnings                                                             668,381                  242,242
                                                                          --------------------    ---------------------
               Total Stockholders' Equity                                           1,108,942                  483,893
                                                                          --------------------    ---------------------
                                                                       $            1,457,822  $               607,976
                                                                          ====================    =====================


   The accompanying notes are an integral part of these financial statements.

                       JINAN YINQUAN TECHNOLOGY CO., LTD.
                               STATEMENT OF INCOME
              FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2006 AND 2005

                                                                                2006                    2005
                                                                            (Unaudited)             (Unaudited)
                                                                            -----------             -----------
Net sales                                                            $              737,273   $             200,197

Cost of sales                                                                       484,995                 111,911

                                                                         -------------------     -------------------
     Gross profit                                                                   252,278                  88,286

Operating expenses
     Selling, general and administrative                                             75,929                  69,383

                                                                         -------------------     -------------------
Income from operations                                                              176,349                  18,903

Other (income) expense
     Interest income                                                                   (271)                   (158)
     Interest expenses                                                                1,003                       -
     Other income                                                                   (18,123)                (20,378)
     Other expenses                                                                     107                      18
                                                                         -------------------     -------------------
          Total other income                                                        (17,284)                (20,518)

                                                                         -------------------     -------------------
Net income                                                                          193,633                  39,421

Other comprehensive item
          Foreign currency translation income                                         9,356                       -

                                                                         -------------------     -------------------
 Net comprehensive Income                                             $             202,989   $              39,421
                                                                         ===================     ===================



    The accompanying notes are an integral part of these financial statements.

                       JINAN YINQUAN TECHNOLOGY CO., LTD.
                               CASHFLOW STATEMENTS
             FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

                                                                              2006                     2005
                                                                           (Unaudited)             (Unaudited)
                                                                           ----------               ----------
  CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                                            $           193,633      $            39,421

 Adjustments to reconcile net income to net cash used in operating activities:
  Depreciation and amortization                                                    11,011                   11,704
  Changes in operating assets and liabilities:
    Accounts receivable                                                           (77,133)                 (50,212)
    Inventories                                                                  (134,927)                  (7,959)
    Advances to suppliers                                                         (11,592)                 (41,447)
    Prepaid expenses and other assets                                             (24,467)                 (63,485)
    Accounts payable                                                                  180                  (42,605)
    Deferred revenue                                                               26,814                   12,185
    Accrued expenses and other current liabilities                               (119,695)                   4,721

                                                                           ---------------        -----------------
 NET CASH USED IN OPERATING ACTIVITIES                                           (136,176)                (137,677)
                                                                           ---------------        -----------------
 CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                             (265,329)                  (2,700)
                                                                           ---------------        -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds on short term loan                                                       125,069                        -
                                                                           ---------------        -----------------
 Foreign currency translation                                                       9,356                        -

                                                                           ---------------        -----------------
NET DECREASE IN CASH & CASH EQUIVALENT                                           (267,080)                (140,377)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                   492,089                  229,701

                                                                           ---------------        -----------------
CASH AND CASH EQUIVALENTS - END OF PERIOD                             $           225,009      $            89,324
                                                                           ===============        =================

SUPPLEMENTARY DISCLOSURE:
-------------------------

Interest paid                                                         $                 -      $                 -
                                                                           ===============        =================

Income tax paid                                                       $                 -      $                 -
                                                                           ===============        =================



   The accompanying notes are an integral part of these financial statements.

        JINAN QINQUAN TECHNOLOGY CO., LTD.
        NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
        FOR THE SIX MONTHS ENDED 30 JUNE 2006, 2005


        NOTE 1 GENERAL

        Jinan YinQuan Technology Co., Ltd. ("the Company") is established in JiNan in the People's Republic of China ("the PRC"). The Company obtained the business license from State Administration of Industry and Commerce of JiNan on 13 August 2001. The Company's registered office is located in Hi-tech Develop Zone on the city of JiNan. The registered capital is RMB 3,410,000 equivalent to $414,154 approximately.

        The Company's principal activities are developing and sales of computer software and hardware, digital video pictures system; developing and sales of computer network and network audio devices, parts, low value consumables and etc (exclusive of the business not obtained the license). Currently, the Company is focused on the Voice Over Internet Phone ("VOIP") technology related business.



        NOTE 2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


        BASIS OF PRESENTATION
        ---------------------

       The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Our functional currency is the Chinese Renminbi; however the accompanying financial statements have been translated and presented in United States Dollars ($).



       The accompanying unaudited interim financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of interim financial information, but do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. The unaudited financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2005. Operating results for the six months ended June 30, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006



       Foreign Currency Translation

       The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company maintains books and records in their functional currency, being the primary currency of the economic environment in which the operations are conducted. In general, the Company translates the assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders' equity

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


       Risks and Uncertainties

       The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.



       Cash and Cash Equivalents

       Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.


       Fair Value of Financial Instruments
       ------------------------------------

       Statement of Financial Accounting Standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.



       Revenue Recognition
       -------------------

       Sale of goods


       Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

       Rendering of services
       ---------------------

       When the provision of services is started and completed within the same accounting year, revenue is recognized at the time of completion of the services.

       When the provision of services is started and completed in different accounting year, revenue is recognized using the percentage of completion method.

       Release of the Assets' Usufruct
       -------------------------------

       The revenue from releasing the usufruct of intangible assets (such as trademark right, patent, franchise, software, copyright, etc.) and other assets, is recognized in accordance with time and method prescribed in the relevant contract or agreement, with the precondition that economic profits involving transaction can be obtained by the company and the amount of revenue can be measured reliably.

       Income Taxes
       ------------
       As the Company is approved as hi-tech software company, the company is completely exempt of income tax for the first 2 years and is 50% exempt of income tax for the next 3 years pursuant to State Tax notice No. [2003] 82.

       Segment Reporting
       -----------------
       The Company has only one reportable segment (Voip technology services or Voip phone bill income) for the 6 months ended June 30, 2006, as other segment of business are not material to the financial statements of the Company.

       Accounts  Receivable
       ---------------------
       The Company maintains  reserves for potential credit
       losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. The Company believes all the amounts of its accounts receivable account are recoverable, so no provision for bad debts during 6 months ended June 30, 2006 and 2005.

       Inventories
       ------------
        Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down the inventories to their market value, if lower. As of June 30, 2006 and 2005, the management determined that there was no need of reserves for inventories.


       Recently Issued Accounting Standards

       In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

       In March 2006 FASB issued SFAS 156 `Accounting for Servicing of Financial Assets' this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2. Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3. Permits an entity to choose `Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities:

4. At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of
       financial   position  and  additional   disclosures  for  all  separately
       recognized servicing assets and servicing liabilities.

       An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

       In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

       In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans--an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

        d.       A brief description of the provisions of this Statement

        e.       The date that adoption is required

        f. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

       The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

        NOTE 3 ADVANCES TO SUPPLIERS

        The Company made prepayments to suppliers to purchase inventory. This amount represents the advances paid by the Company to suppliers of $132,484 and 86,347 at June 30, 2006 and 2005 respectively.

        NOTE 4 PREPAID EXPENSES AND OTHER CURRENT ASSETS

        The balances of Company prepaid expenses and other current assets as of June 30, 2006 and 2005 are summarized as follows:


                                                 2006                 2005
                                                 ----                 ----

        Security deposits                           $17,119             $13,170
        Receivable from employees                     1,005                 510
        Prepayments                                  26,420               9,948
        Receivables 'from officers                   93,533              76,958
        Loan advances                                50,028                   -
                                        --------------------  ------------------
        Total                                      $188,105            $100,586
                                        ====================  ==================


        The loan advance is interest free without due date and securities.

        NOTE 5 PROPERTIES AND EOUIPMENT

        The balances of Company property and equipment as of June 30, 2006 and 2005 are summarized as follows:

                                                      2006            2005
                                                     -----            ----

        Electronic Equipment                          $5,988          $5,316
        Vehicles                                      50,119          48,418
        Office Equipment                               6,301           6,086
        Construction in progress                     300,206               -
        Less: Accumulated depreciation               (18,405)        (11,160)
                                              --------------- ---------------
        Property and equipment, net                 $344,209         $48,660
                                              =============== ===============


        NOTE 6 INTANGIBLE ASSET


         Intangible asset is one set of software acquired from third parties. This set of software is used for the core technology of the Company's VOIP business. The intangible asset is being amortized over 5 year period. Accumulated amortization at June 30, 2006 and 2005 amounted to $55,526 and $37,640 respectively. The annual amortization for next twenty two months will be at 17,373 per twelve month.


        NOTE 7  SHORT TERM LOAN

                   Interest rate
        Principal   (Per annum)       Due Date             Secured by

                                                Li Kunwu and Dalu Machinery Co.,
        $ 125,069      7.254%         Apr 2007               Ltd.

       The loan was borrowed from JiNan City Commercial Bank Zhangzhuang Branch.

        NOTE 8   ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

        Accrued expenses and other current liabilities as of June 30, 2006 and 2005 are summarized as follows:

                                                  2006              2005
                                                  ----              ----

        Security deposit                           $25,009         $99,454
        Staff payables                               9,811           1,818
        Tax Payables                                30,531           9,418
                                         ------------------ ---------------
        Total                                      $65,351        $110,690
                                         ================== ===============


        NOTE 9 COMMITMENTS

        a) Operating Leases

        The Company leases its offices and facilities under long-term, non-cancelable lease agreements expiring at various dates through June 30, 2006. The non-cancelable operating lease agreements provide that the Company pays certain operating expenses applicable to the leased premises according to the Chinese Law.

        The future minimum annual lease payments required under the operating leases are as follows:

        Year Ending December                              Payments

        2006                                    $                  7,435
                                                 =========================

        NOTE 10 SHAREHOLDERS' EQUITY

        a) Registered capital and paid in capital:

        The registered and paid in capital of the Company as June 30, 2006 and 2005 are as follows:


                                                2006                 2005
                                                -----                ----

           Wang Qinghua                       $85,016             $99,680
           Li Kunwu                            85,016              75,515
           Yu Liang                            39,472              12,083
           Xu Yinji                            36,436              18,118
           Li Zhengying                        36,436              12,082
           Gao Yao                                  -              12,082
           Yan Fang                            36,436              12,082
           Ping Lixin                          15,182                   -
           Zhang Haiyan                        15,182                   -
           Zhao Furong                         15,182                   -
           Chen Guohua                         12,145                   -
           Yu Ping                             12,145                   -
           Xiong Zhiming                        3,644                   -
           Kong Qingfeng                        3,644                   -
           Liu Bing                            14,574                   -
           Cui Zhenhua                          3,644                   -
                                  ------------------- -------------------
        Total                                $414,154            $241,642
                                  ==================== ===================

        Zhonghezhengxing Certified Public Accountants have verified the above capital contributions, and issued related capital verification reports.

        NOTE 11   CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

        The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.